Supplement dated November 24, 2025, to the Initial Summary Prospectus, Updating Summary Prospectus and Prospectus dated April 29, 2025, for the Schwab Genesis Variable AnnuityTM and Schwab Genesis Advisory Variable AnnuityTM contracts issued by Protective Life Insurance Company
PLICO Variable Annuity Account S

This Supplement amends certain information in your variable annuity contract prospectus, initial summary prospectus, and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

The purpose of this supplement is to announce an underlying fund liquidation and a removal of a sub-adviser.

Liquidation of the Fidelity VIP Target Volatility Portfolio:

The Board of Trustees of the Fidelity® Variable Insurance Products approved a plan to liquidate the Fidelity® VIP Target Volatility Portfolio (the “Fund”). It is anticipated that the liquidation will take place on or about January 28, 2026 (the “Liquidation Date”). As of that date, the Fund will no longer be available as a Sub-Account under the Contract. As a result, the Sub-Account (the “Fidelity® VIP Target Volatility Portfolio Sub-Account”) that invests in the Fund will also be liquidated.

Contract Value on the Date of Liquidation. If you have Contract Value allocated to the Fidelity® VIP Target Volatility Portfolio Sub-Account as of 3:00 p.m. Central Time on January 28, 2026, Protective Life Insurance Company (“Protective”) will automatically transfer that Contract Value to the Schwab® Government Money Market Portfolio™ (the “Money Market Sub-Account”). Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 p.m. Central Time on January 28, 2026, Contract Value may no longer be allocated or transferred into the Fidelity® VIP Target Volatility Portfolio Sub-Account. Any request we receive at or after 3:00 p.m. Central Time on January 28, 2026, for the allocation of Contract Value to the Fidelity® VIP Target Volatility Portfolio Sub-Account will result in an allocation of such Contract Value to the Money Market Sub-Account.

Transfer Rights. Under your Contract, you are permitted to transfer Contract Value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Contract. The currently available Sub-Accounts for your Contract can be located online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.”

Currently, we do not impose a transfer fee and do not impose a limit on the number of transfers amount Sub-Accounts that may be made in a calendar year. As a result, you may transfer from Fidelity® VIP Target Volatility Portfolio Sub-Account to any other Sub-Account(s) from the date of this Supplement until the Liquidation Date. We will also not impose any transfer fee on any transfer from the Money Market Sub-Account after the Liquidation Date nor will we count any transfer out of the Money Market Sub-Account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.

We hope you find the enclosed information helpful. If you would like another copy of the current prospectus for any of the funds available under the Contract, including the Money Market Sub-Account, please call us at 1-800-456-6330. If you have any questions, please contact your financial representative, or call us. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your Contract Value from the Fidelity® VIP Target Volatility Portfolio and/or the Money Market Sub-Account to other available Sub-Accounts by calling us at 1-800-456-6330 or through the Internet at www.protective.com.

Sub-adviser removal information:

The “Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable” section of the table in the “APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT" section of the Prospectuses is amended so as all references to Invesco Asset Management Limited are hereby deleted in the following fund:

Invesco® V.I. Global Real Estate Fund - Series II

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-800-456-6330. Please keep this Supplement for future reference.